UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                Date of Report:

                                January 28, 2005
                       ---------------------------------
                       (Date of earliest event reported)


                              RAYOVAC CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Wisconsin                      001-13615              22-2423556
-------------------------------     ---------------------   ------------------
(State or other Jurisdiction of     (Commission File No.)     (IRS Employer
         Incorporation)                                     Identification No.)


           Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (770) 829-6200
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  REGULATION FD DISCLOSURE.

The following information is being furnished pursuant to this Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

In connection with a proposed financing to be undertaken by Rayovac in connection with the proposed acquisition of United Industries Corporation, certain financial data was provided to potential financing sources. The Company is furnishing the information by attaching it as Exhibits 99.1 through 99.4 hereto.

As used in the attached Exhibits 99.1 through 99.4, unless the context indicates otherwise, "Rayovac" refers to Rayovac Corporation together with its subsidiaries, "United" refers to United Industries Corporation together with its subsidiaries, "Microlite" refers to Microlite S.A. together with its subsidiaries, "Nu-Gro" refers to The Nu-Gro Corporation together with its subsidiaries and "United Pet Group" refers to United Pet Group, Inc. together with its subsidiaries.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

                 Exhibit
                 Number                   Description of Exhibit
                 -------                  ----------------------

                  99.1 United Industries Corporation Unaudited Pro Forma Condensed Combined Financial Information for the Nine Months Ended September 30, 2004 and the Year Ended December 31, 2003

                  99.2 Summary Unaudited Pro Forma Condensed Consolidated Financial Data as of and for the Fiscal Year Ended September 30, 2004

                  99.3 Summary Financial Data - United, as of and for the Fiscal Years Ended December 31, 2001, 2002 and 2003 and as of and for the Nine Months Ended September 30, 2003 (as Restated) and 2004

                  99.4 Unaudited Pro Forma Condensed Consolidated Financial Data as of and for the Fiscal Year Ended September 30, 2004



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



                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 28, 2005                  RAYOVAC CORPORATION


                                         By: /s/ Randall J. Steward
                                             -----------------------------------
                                             Name:  Randall J. Steward
                                             Title: Executive Vice President and
                                                    Chief Financial Officer



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

EXHIBIT INDEX


                 Exhibit
                 Number                   Description of Exhibit
                 -------                  ----------------------

                  99.1 United Industries Corporation Unaudited Pro Forma Condensed Combined Financial Information for the Nine Months Ended September 30, 2004 and the Year Ended December 31, 2003

                  99.2 Summary Unaudited Pro Forma Condensed Consolidated Financial Data as of and for the Fiscal Year Ended September 30, 2004

                  99.3 Summary Financial Data - United, as of and for the Fiscal Years Ended December 31, 2001, 2002 and 2003 and as of and for the Nine Months Ended September 30, 2003 (as Restated) and 2004

                  99.4 Unaudited Pro Forma Condensed Consolidated Financial Data as of and for the Fiscal Year Ended September 30, 2004




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